UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 10, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                   0-22011                     86-0760991
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(State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)


 2575 East Camelback Road, Ste. 450, Phoenix, AZ                   85016
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    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

ITEM 5.02 APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

          On July 10, 2007, the registrant issued a press release announcing the registrant entered into an employment agreement with Steven Getraer dated July 10, 2007 (the "EMPLOYMENT AGREEMENT") as the registrant's Executive Vice President and Chief Financial Officer. A copy of the press release making such an announcement is found in Exhibit 99.1 hereto.

         Mr. Getraer is 60 years old and currently serves as Chief Executive Officer of Kirk Pharmaceuticals, LLC ("KIRK"), a wholly-owned subsidiary of the registrant. He has held this position since August 2006. Prior to joining Kirk, Mr. Getraer was an independent business consultant starting in 2003. Prior thereto, he held senior operating and financial positions with divisions of Henry Schein Inc., a multinational distributor of healthcare products, from 1999 to 2003 including serving as President of Schein Pharmaceuticals' Retail Division and Danbury Pharmacal Division. He also occupied several key operational management positions at Bristol-Myers Company (now Bristol-Myers Squibb), in addition to a tenure as General Auditor for that company's global operations. Mr. Getraer has a BS in accounting from Long Island University and he completed his course work for his MBS from New York University. He began his career in the pharmaceutical industry in 1976.

         Mr. Getraer's employment with the registrant is for a three year term ending July 9, 2010, renewable for subsequent terms unless earlier terminated by either party. Mr. Getraer is entitled to a base salary of $265,000 per annum, increasing to $280,000 per annum commencing on August 10, 2008 and to $295,000 commencing on August 10, 2009. In addition, Mr. Getraer is entitled to a discretionary fiscal year-end bonus payable in cash and/or shares of the registrant's common stock and was granted options to acquire an aggregate of 600,000 shares of the registrant's common stock exercisable for seven years at an initial exercise price of $2.00 per share and vesting annually in three equal installments, with the first installment vesting on July 10, 2008. The registrant may also in its discretion grant Mr. Getraer options pursuant to any eligible equity compensation plan.

         If the registrant terminates Mr. Getraer's employment without cause, upon Mr. Getraer's death, or if Mr. Getraer terminates his employment for good reasons including a change of control event, he shall be entitled to the following severance: (i) Mr. Getraer's current base salary for one year; and
(ii) any earned but unpaid base salary plus any unpaid reimbursable expenses through the date of termination of his employment. In the event that the registrant terminates Mr. Getraer's employment for cause or Mr. Getraer terminates his employment with the registrant without good reason, Mr. Getraer shall be entitled to any earned but unpaid base salary, unpaid bonus approved by the board plus any unpaid reimbursable expenses through the date of termination of his employment.

         The foregoing description of the Employment Agreement is qualified in its entirety by the Employment Agreement which is found in Exhibit 10.1 hereto.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits

         10.1 Employment Agreement dated July 10, 2007 between the registrant and Steve Getraer

         99.1     Press Release, dated July 10, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: July 10, 2007

                                          SYNOVICS PHARMACEUTICALS, INC.

                                          By: /s/ Ronald Lane
                                              ----------------------------------
                                          Name: Ronald H. Lane, Ph.D.
                                          Title: Chief Executive Officer